UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive Suite 200
Clearwater, Florida		33759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 11, 2024, without warning or notice, the General Directorate of Ports of Mexico seized the assets of Cabo Marina, S. de R.L. de C.V (“Cabo Marina”), a subsidiary of IGY Marinas, a wholly owned subsidiary of MarineMax, Inc. (the “Company”) and initiated a sanctioning procedure. On the same day, the Administration of the National Port System for Los Cabos (“ASIPONA”) rejected Cabo Marina’s application (filed on March 21, 2024) for a new concession for the Port of Cabo San Lucas. The General Directorate of Ports and ASIPONA subsequently forced Cabo Marina to cease operations and the ASIPONA took control of the Port of Cabo San Lucas.

Cabo Marina has operated the marina in Cabo San Lucas for more than 20 years and was actively processing a new concession agreement in good faith when ASIPONA and the Mexican Navy took possession of the port. The Company believes that the takeover of Cabo Marina’s facilities is illegal and that the alleged violations underlying the sanction proceedings against Cabo Marina are illegitimate. The Company has engaged Mexican and U.S. Government officials to resolve the dispute and may resort to legal action to enforce its rights if diplomatic efforts fail.

The Cabo Marina was associated with less than 4% of total assets and less than 1% of total revenues in the consolidated financial statements of the Company as of and for the year ended September 30, 2023.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the illegality of the takeover of Cabo Marinas, the illegitimacy of the sanction proceedings against Cabo Marina, and the Company’s efforts to resolve the dispute. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this Current Report on Form 8-K. These risks include the numerous factors identified in the Company’s Form 10-K for the fiscal year ended September 30, 2023 and other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MarineMax, Inc.

Date:	April 17, 2024	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary